CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Mitchell Tanzman, Co-Chief Executive Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.  The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Registrant.


Date:    AUGUST 26, 2003           /s/ Mitchell Tanzman
     ----------------------        ---------------------------------------------
                                   Mitchell Tanzman, Co-Chief Executive Officer
                                   (principal executive officer)


I, Gregory Brousseau, Co-Chief Executive Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.  The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Registrant.


Date:    AUGUST 26, 2003           /s/ Gregory Brousseau
     ----------------------        ---------------------------------------------
                                   Gregory Brousseau, Co-Chief Executive Officer
                                   (principal executive officer)


I, Michael Mascis, Chief Financial Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.  The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Registrant.


Date:    AUGUST 26, 2003           /s/ Michael Mascis
     ----------------------        ---------------------------------------------
                                   Michael Mascis, Chief Financial Officer
                                   (principal financial officer)